EXHIBIT 99.3

                           DECORATOR INDUSTRIES, INC.
                    CERTIFICATE REQUIRED BY 18 U.S.C. SS.1350




                                  CERTIFICATION

As required by 18 U.S.C. ss.1350, the undersigned certify that this Report on Form 10-K fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934, as amended, and that the information contained in this Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the registrant.



Date: March 23, 2003       By: /s/  William A. Bassett
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                                   William A. Bassett, Chief Executive Officer


Date: March 23, 2003       By: /s/  Michael K. Solomon
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                                   Michael K. Solomon, Treasurer